N  o  r  t  h     A  m  e  r  i  c  a     • E  u  r  o  p  e     • A  s  i  a  /  P  a  c  i  f  i  c     • L  a  t  i  n     A  m  e  r  i  c  a      • A  f  r  i  c  a

Real people. Real results. ®
Kendle
First Analysis Analyst Luncheon
San Francisco
June 3, 2008
Exhibit 99.1

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Real people. Real results. ®
Safe Harbor
Information herein contains forward-looking statements pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All such forward-
looking statements are based largely on management’s expectations and are subject to risks and uncertainties that could cause actual results to differ materially.
These risks and uncertainties include competitive factors, outsourcing trends, contract terms, exchange rate fluctuations, the Company’s ability to manage growth and to continue to attract and retain qualified personnel, the Company’s ability to complete acquisitions and to integrate newly acquired businesses and consolidation within the industry and other factors described in the Company’s filings with the
Securities and Exchange Commission.

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Real people. Real results. ®
Why Kendle?
Strategy to drive share growth
•
Customer Development
•
Business Expansion
Leadership to drive sustainable performance
Commitment to drive shareholder understanding

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Real people. Real results. ®
Customer Development
•
High customer need:
R&D efficiency and Delivery Confidence
•
High shareholder value:
Repeat business and Efficiencies
•
Growth opportunities
•
Supports Expansion
•
Leverage Best-in-class geographies,
i.e. Latin America
•
Patient access
•
Leapfrog in new geographies
competitive advantage
•
Revenue shift evidence
Strategic Relationships
Full Service Megatrials
Execution across global footprint

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Real people. Real results. ®
Source: Jefferies, CRO Survey, March 2007
Customer drivers for R&D efficiency
% of total respondents
Vendor relationship
management principles
Electronic data capture (EDC)
Functional outsourcing
Preferred provider agreements
Centralized sourcing groups
Biomarkers research
Program outsourcing
Offshoring
In-sourcing more work
Divesting of major facilities
groups and/or divisions
High throughput processes
Dedicated space
0 10 20 30 40 50 60 70 80 90

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Real people. Real results. ®
The need for global capability
Strong project leadership for large global trials
Geographic reach over five regions
Efficiency and productivity through technology
Workforce needs
Megatrial delivery

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Real people. Real results. ®
Patient Access and Retention
Allocation of development spending
by global region – current
U.S.
60%
Asia/Pacific
8%
Europe
23%
Rest-of-
World
9%
Expected development spending
allocation by 2010; significant increase
in Asia/Pacific, ROW
U.S.
40%
Asia/Pacific
19%
Europe
25%
Rest-of-
World
16%
Source: Jefferies, CRO Survey, March 2007

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Real people. Real results. ®
Continuing globalization
Latin America grows from 4% of
total revenue in Q1 2007 to 7% of
total revenue in Q1 2008
7%
Q1 2008
4%
Q1 2007
Revenue moves away from United
States into global markets with a
shift from 50% in Q1 2007 to 46% in
Q1 2008
46%
Q1 2008
50%
Q1 2007

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 9 Real people. Real results. ® Business Expansion Early Phase Opportunities Geographic Expansion

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Real people. Real results. ®
Shift in opportunity by phase
Source: William Blair & Company, CRO Industry Update, Oct. 5, 2007.
New compounds in pharmaceutical development, 1995 to present

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Real people. Real results. ®
A closer look at the current landscape
•
Global capacity 9,000 beds
•
90% of beds are routine, high
throughput, bioequivalence studies
occurring in later stages of clinical
development
•
Since these study drugs have been
administered in thousands of subjects
previously,  medical coverage at such
sites tends to be low
•
This leaves just 900 beds for first-in-
human and proof-of-concept studies,
requiring high-end expertise and high
quality

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Real people. Real results. ®
The new landscape - exploratory medicine
•
Kendle will take the lead in
exploratory medicine
space
where;
•
FIH to POC studies are looking
at the effects of the body on
the drug and the drug on the
body, to make go/no-go
decisions
•
This requires specialist
expertise, high quality and
scientific prowess to optimize
the clinical development plan

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Real people. Real results. ®
Building Kendle Early Phase Brand
Founded in 1997 by Dr. Ed Sellers and Dr. Myroslava Romach
• Dr. Sellers (MD, PhD, FRCPC, FACP) is an internationally recognized scientist with more than 500 peer reviewed publications – Professor of Pharmacology, Medicine and Psychiatry at Toronto. Dr Sellers will serve as General Manager, Early Phase, Toronto and Senior Scientist, Kendle International
• Dr. Romach (MSc, MD, FRCPC) is a certified specialist in Psychiatry of the RCPC. Dr Romach will assume the role of Head of Clinical Operations and Medical Affairs, Early Phase, Toronto and Senior Scientist, Kendle
International
Industry leader in evaluation of early stage innovative CNS drugs
• Conduct research trials for drugs aimed at treating depression, anxiety, insomnia, pain/analgesia, sexual dysfunction, Alzheimer’s, Parkinson’s, ADHD, psychosis, tobacco, alcohol and drug dependency
Specialists in abuse liability and cognitive testing
• Utilizing In-house proprietary validated computerized testing modules
Also perform FIM/QTc and other studies
• 82-bed clinic in downtown Toronto, Canada
• Development consulting, data/project management, analysis and reporting
• Complementary to Utrecht CPU – focus on high-end, technology-driven exploratory medicine disciplines

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Real people. Real results. ®
Strategic fit
•
Delivers high-end exploratory/translational medicine
capabilities
•
Expanded capacity and enhanced capability from first-in-man
to proof-of-concept
•
Strong therapeutic focus in an “unmet medical need” growth
area (CNS)
•
Increased geographic reach (highly diverse ethnic population, important for genomic research approaches)
•
Favorable regulatory environment
•
Enhanced scientific credentials for Early Stage brand

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Real people. Real results. ®
Leadership to drive sustainable performance
Component Example Outcome
Finance,
Commercial Operations
Functional
Business orientation
and sophistication
Operational
Asia Pacific,
Early phase
Scientific and
technical leadership
Executive
C-suite movement
Leadership Leverage
System/Processes Infrastructure/ERP
Global connectivity
and leverage

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Real people. Real results. ®
•
Broadened team experience for future
leadership needs
Commitment to drive shareholder
understanding
•
DecisionLine acquisition Conference
call and Webcast
Opportunities to update
investors
•
US West Coast and US East Coast
luncheon – June
•
Investors meet with senior
management in Cincinnati – June
•
European luncheon – Summer 2008
Executive visibility
Leadership

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 17 Real people. Real results. ® Financial Profile

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 18 Real people. Real results. ® Strong Growth in Net Sales

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 19 Real people. Real results. ® Strong Growth in Backlog

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Real people. Real results. ®
Growth in Revenues
* Peer Group includes PPD, Parexel, PRA and ICON for 2004-2006. 2007 excludes PRAI. 2008 Includes PPD, Parexel, ICON, and Pharmanet.
**Includes acquisition of Charles River Laboratories Clinical Services (CRLCS) as of Aug. 16, 2006.

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Real people. Real results. ®
Operating Margin Comparison
*Peer Group includes PPD, Parexel, PRA and ICON for 2004-2006. 2007 excludes PRAI. 2008 includes PPD, Parexel, ICON, and
Pharmanet.
** Proforma operating margin for full year 2006 excludes charges for stock option expense in accordance with FAS 123R, amortization of acquired intangibles, other acquisition costs and severance costs as well as an impairment charge on a customer relationship asset.
*** Proforma operating margin for full year 2007 excludes charges for the amortization of acquired intangibles and the write-off of deferred financing fees related to the Company’s term debt associated with the CRLCS acquisition.

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Real people. Real results. ®
2008 Guidance
* Amounts in Millions
51% – 64% $1.90 – $2.07 $1.26 EPS
13% – 16% $450 – $460 $398 Net Service Revenue*
Growth 2008 est 2007

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Real people. Real results. ®
Q2 Progress
Revenue
Expenses
Other expenses
DecisionLine
•
Billable hours recorded in April and May ahead of budget
•
Director grants for stock options ($0.4M-$0.5M)
•
Annual merit increases effective April 1, 2008 (approx $2M)
•
Payroll taxes – should decline ($0.25M)
•
Cross currency swap ($0.5M)
– affected by forward libor rate curves
•
Foreign exchange gains/losses are noncash
– minimal thus far in Q2
•
Additional interest expense ($0.06M)
•
Option on Canadian dollar ($0.14M)
•
Intangible “acquired backlog” will be amortized over short period

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Real people. Real results. ®
•
At or above the high end of current
analysts’ estimates
Summary for Q2
•
At or above current Street consensus*
Operating Margin
•
At or above current Street consensus* Earnings Per Share
Revenue
* Absent changes in foreign exchange rates or interest rate yield curves in the month of June

N o r t h A m e r i c a • E u r o p e • A s i a / P a c i f i c • L a t i n A m e r i c a • A f r i c a 25 Real people. Real results. ® Real people. Real results. ®